                           PATENT SECURITY AGREEMENT

                                 EXHIBIT 10.29C

                           PATENT SECURITY AGREEMENT


                 THIS PATENT SECURITY AGREEMENT ("Security Agreement"), dated as of November ___, 1995, is executed by XIRCOM, INC., a California corporation ("Grantor"), in favor of THE CIT GROUP/CREDIT FINANCE, INC. ("Lender").

                                    RECITALS

                 A. Pursuant to a Loan and Security Agreement of even date herewith (the "Loan Agreement"), between Grantor and Lender, Lender has extended or agreed to extend certain credit facilities to Grantor upon the terms and subject to the conditions set forth therein.

                 B. Lender's obligation to extend or continue to extend the credit facilities to Grantor under the Loan Agreement is subject, among other conditions, to receipt by Lender of this Security Agreement duly executed by Grantor.

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Lender as follows:

                 1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

                          "Affiliate" shall mean any person or entity controlling, controlled by or under common control with another person or entity.

                          "Collateral" shall have the meaning given to that term in Paragraph 2 hereof.

                          "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Grantor to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Loan Agreement or any of the other Loan Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to and payable by Grantor hereunder and thereunder.

                          "Patent and Trademark Office" shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

                          "Patent Applications" means and refers to all applications made by, or on behalf of, the Company to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of a Patent.

                          "Patent Registrations" means and refers to all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision and all Patent Applications.

                          "Patents" shall have the meaning given to that term in Attachment I hereto.

                          "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

                 2. Grant of Security Interest. As security for the Obligations, Grantor hereby pledges, mortgages and grants to Lender a security interest in the property described in Attachment I annexed hereto (collectively and severally, the "Collateral"), which Attachment I is incorporated herein by this reference.

                 3. Representations and Warranties. Grantor represents and warrants to Lender that:

                          (a) Grantor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral;

                          (b) Lender has (or in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral;

                          (c)     Grantor has full corporate power and
         authority to grant the security interest herein granted, and the execution and delivery of this Security Agreement by Grantor and the performance of its obligations hereunder,





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
         have been duly authorized by all necessary corporate action on the part of Grantor;

                          (d) Grantor does not own any Patents registered in, or the subject of pending applications in, the Patent and Trademark Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described inSchedule A or Schedule B to Attachment I hereto;

                          (e) Grantor has the sole and full right, title and interest in and to each of the Patents shown on Schedule A to Attachment , unencumbered except as set forth in Schedule C to Attachment I, and the registrations thereof are valid and enforceable and in full force and effect, and none of the Patents has been abandoned or dedicated;

                          (f) There is no claim by any third party that any Patents are invalid or unenforceable or do or may violate the rights of any Person;

                          (g) All licenses of Patents which Grantor has granted to any Person are set forth in Schedule C to Attachment I hereto;

                          (h) All licenses of Patents which any Person has granted to Grantor are set forth in Schedule D to Attachment I hereto; and

                          (i) Grantor has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment) an assignment to Grantor of all rights to such inventions, including, without limitation, Patents.

                 4.       Covenants of Grantor.  Grantor hereby agrees:

                          (a) Grantor shall perform all acts and execute all documents, including, without limitation, Grants of Security Interest substantially in the form of Attachment II annexed hereto, that may be necessary or desirable to record, maintain, preserve, protect and perfect Lender's interest in the Collateral, the Lien granted to Lender in the Collateral and the first priority of such Lien;

                          (b) Except to the extent that Lender shall give its prior written consent,

                                  (i) Grantor shall not do any act, or omit to
                 do any act whereby the Patent Registrations may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated;





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
                                  (ii) Grantor shall not assign, sell,
                 mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Security Agreement shall be deemed a consent by Lender to any such action except as expressly permitted herein;

                          (c) Grantor shall promptly pay Lender for any and all sums, costs, and expenses which the Lender may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, without limitation, all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees and expenses, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand;

                          (d) Grantor shall promptly notify Lender upon the filing, either by Grantor or through any agent, employee, licensee or designee of Grantor, of (i) an application for the registration of any Patent with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or
         (ii) any assignment to Grantor of any patent, which Grantor may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Lender, Grantor shall execute and deliver any and all documents, instruments and agreements as Lender may request to evidence Lender's security interest in such Patent, and Grantor authorizes Lender to amend an original counterpart of the notice of security interest executed pursuant toSubparagraph 4(a) of this Security Agreement without first obtaining Grantor's approval of or signature to such amendment and to record such security interest with the Patent and Trademark Office;

                          (e) Grantor shall keep the Collateral free of all Liens, except in favor of Lender;

                          (f) Grantor shall take all necessary steps in any proceeding before the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the Patents;

                          (g) So long as any of the Obligations are outstanding, Grantor shall make application to the Patent and Trademark Office to register any material unpatented but patentable inventions developed by Grantor or its employees (within the scope of their employment), unless Grantor, in





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
         the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a trade secret;

                          (h) Grantor shall use proper statutory notice in connection with its use of the Patents;

                          (i) Grantor shall at all times keep at least one complete set of its records concerning the Collateral at its chief executive office and shall make such records available for inspection by Lender at such times as Lender may reasonably request.

                 5.       Authorized Action by Lender.

                          (a) Lender may, in its sole discretion, pay any amount or do any act required of Grantor hereunder or requested by Lender to preserve, defend, protect, maintain, record or enforce Grantor's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Lender by this Security Agreement, and which Grantor fails to do or pay, and any such payment shall be deemed an advance by Lender to Grantor and shall be payable on demand together with interest at the highest rate then payable on the Obligations. Lender will promptly notify Grantor of any payment by Lender referred to in this Section 5(a).

                          (b) Grantor agrees to execute and deliver to Lender three originals of a Special Power of Attorney in substantially the form ofAttachment III to this Agreement for the implementation of the recording, giving of notice, preservation, assignment, sale or other disposal of the Collateral pursuant toParagraph 2 and Subparagraphs 5(a) and 7(a).

                 6.       Litigation and Other Proceedings

                          (a) Grantor shall have the obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable, in Grantor's exercise of its prudent business judgement, to protect any of the Patents. No such suit, proceeding or other actions shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                          (b)     Upon the occurrence and during the
         continuation of an Event of Default, Lender shall have the right but not the obligation to bring suit or institute proceedings in the name of Grantor or Lender to enforce any rights in the Collateral, including any license thereunder, in which event Grantor shall at the request of Lender do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. If Lender elects not to bring suit to enforce any right under the Collateral, including any license thereunder, Grantor agrees to use all reasonable measures, whether by suit, proceeding or other action, to prevent the infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

                 7.       Default and Remedies.

                          (a) Grantor shall be deemed in default under this Security Agreement upon the occurrence of an Event of Default. Upon the occurrence and during the continuation of any such Event of Default, Lender may, at its option, and (except if otherwise specified below) without notice to or demand on Grantor, and in addition to all rights and remedies available to Lender under the Loan Agreement or the other Loan Documents, do any one or more of the following:

                          (i) upon ten (10) Business days' prior notice to Grantor, direct Grantor not to make any further use of the Patents for any purpose;

                         (ii) at any time and from time to time, upon ten (10) Business days' prior notice to Grantor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

                        (iii) at any time and from time to time, enforce (and upon notice to Grantor have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof;

                         (iv) at any time and from time to time, upon ten (10) Business days' prior notice to Grantor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper;





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
                          (v) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to clause (a)(iv) hereof, Lender may, at any time, pursuant to the authority granted in the Power of Attorney executed pursuant to Subparagraph 5(b) hereof, execute and deliver on behalf of Grantor, one or more instruments of assignment of the Patents, in form suitable for filing, recording or registration in any country; and

                          (vi) in furtherance of Lender's rights hereunder, Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any Patent or other intellectual property in which Debtor now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored.

                 (b) Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents, including, without limitation, any taxes, fees and reasonable attorneys' fees and expenses, and all such costs shall be added to the Obligations.
         Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Lender, and then to the Obligations, in such order as to principal or interest as Lender may desire; and Grantor shall remain liable and will pay Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with which the Patents are used, and its consumer or customer lists and other records relating to the Patents and to the distribution of products or the provisions of services, to Lender or its designee.

                 (c) In furtherance of Lender's rights hereunder, Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any Patent in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any Patent may be recorded or stored. Such license shall be exercisable only upon the occurrence and during the continuation of an Event of Default.





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
                 8.       Indemnification and Release.

                          (a) Grantor assumes all responsibility and liability arising from the use of the Patents, and Grantor hereby indemnifies and holds Lender and its directors, officers, employees, agents and any of their respective Affiliates ("Indemnitees") harmless from and against any claim, suit, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with any alleged infringement of any patent or alleged defect in any product manufactured, promoted or sold by Grantor (or any Affiliate of Grantor) in connection with any Patent or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by Grantor (or any Affiliate of Grantor). Grantor agrees that Lender does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor, and Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

                          (b) Grantor agrees to indemnify and hold each Indemnitee harmless and against any claim, suit, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with any action taken or
         omitted to be taken by    Lender pursuant toclause 7(a)(iii) hereof
         with respect to any license agreement of Grantor.

                          (c) Grantor agrees to indemnify and hold each Indemnitee harmless from and against any claim, suit, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with (i) any claim, suit or proceeding instituted by Grantor or (ii) any action taken or omitted to be taken by Lender pursuant to Subparagraph 6(b).

                          (d) Grantor hereby releases from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Indemnitees under the powers of attorney granted under the Special Power of Attorney executed pursuant toSubparagraph 5(b) herein, other than actions taken or omitted to be taken through the willful misconduct of such Indemnitees.

                          (e) Grantor agrees to cause Lender to be named as an additional insured with respect to any policy of insurance held by Grantor from time to time covering product liability or intellectual property infringement risk.





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
                 9.       Miscellaneous.

                          (a) Notices. Except as otherwise provided herein, all notices, requests, demands or other communications to or upon Lender or Grantor hereunder shall be addressed to Lender or Grantor at the respective addresses indicated below or at such other address as Lender or Grantor may designate by written notice to the other party, and shall be deemed to have been given (i) in the case of notice by letter, three (3) days after deposited in the mails registered and return receipt requested, or (ii) in the case of notice given by telecommunication, when sent with appropriate confirmation received:

                          Lender:           The CIT Group/Credit Finance, Inc.
                                            300 South Grand Avenue, Third Floor
                                            Los Angeles, California 90071
                                            Attention:  Grace Kim Bowen, Esq.
                                            Telephone:  (213) 613-2511
                                            Telecopy:   (213) 613-2537


                          Grantor:          Xircom, Inc.
                                            2300 Corporate Center Drive
                                            Thousand Oaks, California  91320
                                            Attention:  General Counsel
                                            Telephone:  (805) 376-6910
                                            Telecopy:   (805) 376-9120


                          (b)     Nonwaiver.  No failure or delay on Lender's
         part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                          (c) Amendments and Waivers. Except with respect to action by the Lender pursuant to Subparagraph 4(d), this Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Grantor and Lender as required by the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given.

                          (d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Lender and Grantor and their respective successors and assigns; provided, however, that Grantor and Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement.

                          (e) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to





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
         Lender by virtue of any applicable law, rule or regulation of any governmental authority, the Loan Agreement, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. Grantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

                          (f) Payments Free of Taxes, Etc. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Grantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Lender, Grantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                          (g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                          (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          (i) Submission to Jurisdiction. Grantor hereby irrevocably and unconditionally:

                                  (i) Submits for itself and its property in
                 any legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts located in Los Angeles County, California and consents and agrees to suit being brought in such courts as Lender may elect;

                                  (ii) Waives any objection that it may now or
                 hereafter have to the venue of any such action or proceeding in any such court or that such proceeding was brought in an inconvenient court and agrees not to plead or claim the same;





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
                                  (iii) Agrees as an alternate means of service
                 of process in any such legal action or proceeding to service by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, to the then active agent or to Grantor at its address set forth in Subparagraph 9(a) hereof or at such other address of which Lender shall have been notified pursuant thereto, and agrees that failure to receive such copy or notice shall not affect or impair the validity of such service or of any judgment rendered in any action or proceeding based thereon; and

                                  (iv)     Agrees that nothing herein shall
                 affect Lender's right to effect service of process in any other manner permitted by law, and that Lender shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against Grantor in such courts or in any other court or jurisdiction in accordance with applicable law.

                          (j) Jury Trial. EACH OF GRANTOR AND LENDER, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.





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
                 IN WITNESS WHEREOF, Grantor and Lender have caused this Security Agreement to be executed as of the day and year first above written.


                                        XIRCOM, INC.



                                        By:  R. Holliday
                                           -------------------------------
                                           Name:   Randall H. Holliday
                                                 -------------------------
                                           Title:   Secretary
                                                  ------------------------



                                        THE CIT GROUP/CREDIT FINANCE, INC.



                                        By:  Thomas Hayes
                                           ------------------------------
                                           Name:   Thomas Hayes
                                                 ------------------------
                                           Title:   Vice President
                                                  -----------------------




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
                                  ATTACHMENT I
                          TO PATENT SECURITY AGREEMENT


                 (a) All patentable inventions, patent rights, shop rights, letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, now or hereafter in effect, including, without limitation, (i) all Patent Applications, Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in Schedules A and B to this Attachment I annexed hereto, which Schedules A and B are incorporated herein by this reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the "Patents"); and

                 (b) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                           SCHEDULE A TO ATTACHMENT I
                          TO PATENT SECURITY AGREEMENT

                                    PATENTS


   Title                               Number                    Date
   -----                               ------                    ----
1) ADAPTER FOR CONNECT-                D336,467                  6-15-93
   ING AN ELECTRONIC
   COMPUTER TO A LOCAL
   AREA NETWORK
2) NETWORK ADAPTER FOR USE             5,299,314                 3-29-94
   WITH STANDARD PC
   PARALLEL PORT
3) PARALLEL PORT MULTI-                D339,116                  9-7-93
   PLEXOR FOR USE WITH
   A COMPUTER
4) PARALLEL PORT MULTI-                5,276,443                 1-4-94
   PLEXOR FOR PC PARAL-
   LEL PORT
5) MODEM ADAPTER FOR USE               5,408,614                 4-18-95
   WITH STANDARD PC PARAL-
   LEL PORT

                           SCHEDULE B TO ATTACHMENT I
                          TO PATENT SECURITY AGREEMENT

                              PATENT APPLICATIONS

   Title                                   Ser. Number                Filing Date
   -----                                   -----------                -----------
1.  Virtual Carrier                        08/082,313                 06/25/93
         Detection for
         Wireless Local
         Area Network

1a. Divisional App-                        08/439,083                 05/11/95
         lication of
         above

2a. Divisional App-                        08/440,436                 05/12/95
         lication of
         above

3a. Divisional App-                        08/439,563                 05/11/95
         lication of
         above

4a. Divisional App-                        08/439,337                 05/11/95
         lication of
         above

2.  Modem Adapter                          08/308,601                 09/19/94
         Having Shared
         Memory Interface

                           SCHEDULE C TO ATTACHMENT I
                          TO PATENT SECURITY AGREEMENT

                  LICENSES GRANTED BY GRANTOR TO THIRD PARTIES



         Various nonexclusive licenses have been granted to third parties payments for which, in the aggregate, do not exceed $70,000.00 per year.

         The forgoing include the following:

Licensee                  Date of License          Subject
--------                  ---------------          -------
1. Accton Technology         09/30/94              Nonexclusive rights
   Corporation                                     to Parallel Port
                                                   Network Adapter
                                                   Patent (U.S. Patent
                                                   No. 5,299,314)

2. D-Link Systems            09/28/94              Nonexclusive rights
                                                   to Parallel Port
                                                   Network Adapter
                                                   Patent (U.S. Patent
                                                   No. 5,299,314)

3. Advanced Micro            02/23/94              Nonexclusive rights
   Devises, Inc.                                   to broad range of
                                                   Wireless LAN tech-
                                                   nology, to include
                                                   rights under U.S.
                                                   Patent Application
                                                   08/082,213, and re-
                                                   lated divisional
                                                   applications

4. NEC Corporation           11/22/94              Nonexclusive rights
                             as supplemented       to broad range of
                             by agreement          Wireless LAN tech-
                             March 14, 1995        nology, to include
                                                   rights under U.S.
                                                   Patent Application
                                                   08/082,213 and
                                                   related divisional
                                                   applications





                                     [I]C-1

                           SCHEDULE D TO ATTACHMENT I
                          TO PATENT SECURITY AGREEMENT

                  LICENSES GRANTED BY THIRD PARTIES TO GRANTOR

Licensor                          Date of License           Subject
--------                          ---------------           -------
1. Aladdin Systems, Inc.          7/14/95                   "InstallerMaker"
                                                            software

2. AT&T                           2/16/94                   AT&T "ETC"
                                                            software

3. British Tele-                  8/3/93                    V.42bis modems,
   communications, Inc.                                     Patent No.
                                                            5,153,591

4. Control Alt Design             8/31/93                   "Tractor Grip"
                                                            U.S. Patent No.
                                                            5,098,312

5. Delrina Corporation            6/27/95                   "WinFax LITE"
                                                            software

6. IBM                            4/1/93                    V.42bis modems,
                                                            U.S. Patent No.
                                                            4,814,746

7. Madge                          9/7/90                    Software license
                                                            used in Token
                                                            Ring adapters

8. Shiva Corporation              6/12/95                   "Shiva PPP"
                                                            software license

9. SPCO Management, Inc.          6/1/92                    2.4ghz frequency
                                                            hopping radio
                                                            design for wire-
                                                            less LAN adapter

10. Symbionics                    10/27/94                  Wireless LAN
                                                            adapter radio
                                                            design

11. Unisys Corporation            8/13/93                   V.42bis modems,
                                                            U.S. Patent No.
                                                            4,558,302

12. Willemjin                     12/1/89                   Token Ring adap-
                                                            ter technology,
                                                            U.S. Patent No.
                                                            31,852 (Reissue)





                                     [I]D-1

                   ATTACHMENT II TO PATENT SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST

                                   (PATENTS)

                 THIS GRANT OF SECURITY INTEREST, dated as of November ___, 1995, is executed by XIRCOM, INC., a California corporation ("Grantor"), in favor of THE CIT GROUP/CREDIT FINANCE, INC. ("Lender").

                 A. Pursuant to a Loan and Security Agreement of even date (the "Loan Agreement"), between Grantor and Lender, Lender has agreed to extend certain credit facilities to Grantor upon the terms and subject to the conditions set forth therein.

                 B. Grantor owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (the "Patents");

                 C. Grantor has entered into a Patent Security Agreement dated the date hereof (the "Security Agreement") in favor of Lender; and

                 D. Pursuant to the Security Agreement, Grantor has granted to Lender a security interest in all right, title and interest of Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;

                 NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Lender a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                 Grantor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                 Lender's address is:

                 THE CIT GROUP/CREDIT FINANCE, INC.
                 300 South Grand Avenue, Third Floor
                 Los Angeles, California 90071
                 Attn:  Grace Kim Bowen, Esq.


                 IN WITNESS WHEREOF, Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

                                         XIRCOM, INC.



                                         By:
                                            ---------------------------
                                            Name:
                                                  ---------------------
                                            Title:
                                                  ---------------------

STATE OF CALIFORNIA       )
                          )  SS.
COUNTY OF LOS ANGELES     )


On November ___, 1995, before me, ______________________, personally appeared ____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.



Signature _________________________________ (Seal)

                    SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                    PATENTS



   Title                          Number                    Date
   -----                          ------                    ----
1) ADAPTER FOR CONNECT-           D336,467                  6-15-93
   ING AN ELECTRONIC
   COMPUTER TO A LOCAL
   AREA NETWORK
2) NETWORK ADAPTER FOR USE        5,299,314                 3-29-94
   WITH STANDARD PC
   PARALLEL PORT
3) PARALLEL PORT MULTI-           D339,116                  9-7-93
   PLEXOR FOR USE WITH
   A COMPUTER
4) PARALLEL PORT MULTI-           5,276,443                 1-4-94
   PLEXOR FOR PC PARAL-
   LEL PORT
5) MODEM ADAPTER FOR USE          5,408,614                 4-18-95
   WITH STANDARD PC PARAL-
   LEL PORT

                    SCHEDULE 1-B TO ASSIGNMENT FOR SECURITY

                              PATENT APPLICATIONS

   Title                 Ser. Number                Filing Date
   -----                 -----------                -----------
   None.

                  ATTACHMENT III TO PATENT SECURITY AGREEMENT


                           SPECIAL POWER OF ATTORNEY

STATE OF CALIFORNIA       )
                          )  ss.:
COUNTY OF LOS ANGELES     )


                 KNOW ALL MEN BY THESE PRESENTS, THAT XIRCOM, INC., a California corporation ("Grantor"), pursuant to a Patent Security Agreement, dated as of November ___, 1995 (the "Security Agreement"), between Grantor and Lender (as hereinafter defined), hereby appoints and constitutes THE CIT GROUP/CREDIT FINANCE, INC. ("Lender"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Grantor:

                 1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                 2. For the purpose of evidencing and perfecting Lender's interest in any patent not previously assigned to Lender as security, or in any patent which Grantor may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

                 3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Lender may in its sole discretion determine.





                                     III-1

                 This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes of Paragraph 2 and Subparagraphs 5(a) and 7(a) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in the Security Agreement.

Dated:  November ___, 1995

                                        XIRCOM, INC.



                                        By:
                                           ------------------------------
                                           Name:
                                                 ------------------------
                                           Title:
                                                  -----------------------





                                     III-2

STATE OF CALIFORNIA       )
                          )  SS.
COUNTY OF LOS ANGELES     )


On November ___, 1995, before me, ______________________, personally appeared ____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.



Signature _________________________________ (Seal)





                                     III-3